                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


I.  RECONCILIATION OF COLLECTION ACCOUNT:

      End of Period Collection Account Balance as of Prior Payment Date:                                                  339,655.58
      Available Funds:
                Contract Payments due and received in this period                                                       3,209,799.68
                Contract Payments due in prior period(s) and received in this period                                      237,069.01
                Contract Payments received in this period for next period                                                 203,961.54
                Sales, Use and Property Tax payments received                                                           1,511,492.27
                Prepayment Amounts related to early termination in this period                                            271,737.85
                Servicer Advance                                                                                          281,431.42
                Proceeds received from recoveries on previously Defaulted Contracts                                             0.00
                Transfer from Reserve Account                                                                              11,331.34
                Interest earned on Collection Account                                                                      12,868.97
                Interest earned on Affiliated Account                                                                      10,170.49
                Proceeds from repurchase of Contracts per Contribution and Servicing
                  Agreement Section 5.03                                                                                        0.00
                Amounts paid per Contribution and Servicing Agreement Section 7.01
                  (Substituted contract < Predecessor contract)                                                                 0.00
                Amounts paid under insurance policies                                                                           0.00
                Maintenance, Late Charges and any other amounts                                                                 0.00
                                                                                                                       -------------
      Total Available Funds                                                                                             6,089,518.15
      Less: Amounts to be Retained in Collection Account                                                                  435,998.18
                                                                                                                       -------------
      AMOUNT TO BE DISTRIBUTED                                                                                          5,653,519.97
                                                                                                                       =============




      DISTRIBUTION OF FUNDS:

                1. To Trustee -  Fees                                                                                           0.00
                2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                             237,069.01
                3. To Noteholders (For Servicer Report immediately following the Final
                    Additional Closing Date)
                     a) Class A1 Principal and Interest                                                                         0.00
                     a) Class A2 Principal (distributed after A1 Note matures) and Interest                             3,155,420.85
                     a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                        182,832.00
                     b) Class B Principal and Interest                                                                     76,702.89
                     c) Class C Principal and  Interest                                                                    87,124.42
                     d) Class D Principal and Interest                                                                     89,053.22
                     e) Class E Principal and Interest                                                                     92,891.91

                4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                      0.00
                5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                        23,615.50
                     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                      125,131.46
                     c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)             11,331.34
                6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts           1,534,531.73
                7. To Servicer, Servicing Fee and other Servicing Compensations                                            37,815.64
                                                                                                                       -------------
      TOTAL FUNDS DISTRIBUTED                                                                                           5,653,519.97
                                                                                                                       =============

                                                                                                                       -------------
      End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}          435,998.18
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,182,541.24
      - Add Investment Earnings                                                                                            11,331.34
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                           11,331.34
                                                                                                                       -------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,182,541.24
                                                                                                                       =============

                           DVI BUSINESS TRUST 1998-2

                                SERVICER REPORT

                     FOR THE PAYMENT DATE FEBRUARY 12, 2001



III. CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                         Pool A                                    73,649,736.95
                         Pool B                                    14,586,395.04
                                                                   -------------
                                                                                                                       88,236,131.99

Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     349,333.10
Class A Monthly Interest - Pool B                                      69,185.72

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  2,154,581.30
Class A Monthly Principal - Pool B                                    765,152.73
                                                                   -------------
                                                                                                                        2,919,734.03
Ending Principal Balance of the Class A Notes
                         Pool A                                    71,495,155.65
                         Pool B                                    13,821,242.31
                                                                   -------------                                       -------------
                                                                                                                       85,316,397.96
                                                                                                                       =============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $190,972,000   Original Face $190,972,000       Balance Factor
  $ 2.191519                                $ 15.288807       44.674820%
--------------------------------------------------------------------------------



IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                      Class A1                                              0.00
                      Class A2                                     50,146,131.99
                      Class A3                                     38,090,000.00
                                                                   -------------
                                                                                                                       88,236,131.99
Class A Monthly Interest
                      Class A1 (Actual Number Days/360)                     0.00
                      Class A2                                        235,686.82
                      Class A3                                        182,832.00

Class A Monthly Principal
                      Class A1                                              0.00
                      Class A2                                      2,919,734.03
                      Class A3                                              0.00
                                                                   -------------
                                                                                                                        2,919,734.03
Ending Principal Balance of the Class A Notes
                      Class A1                                              0.00
                      Class A2                                     47,226,397.96
                      Class A3                                     38,090,000.00
                                                                   -------------                                       -------------
                                                                                                                       85,316,397.96
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


V. CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
     Pool A                                                         1,683,367.62
     Pool B                                                           333,383.98
                                                                    ------------
                                                                                                                        2,016,751.60

Class B Overdue Interest, if any                                            0.00
Class B Monthly Interest - Pool A                                       8,318.64
Class B Monthly Interest - Pool B                                       1,647.47
Class B Overdue Principal, if any                                           0.00
Class B Monthly Principal - Pool A                                     49,247.57
Class B Monthly Principal - Pool B                                     17,489.21
                                                                    ------------
                                                                                                                           66,736.78
Ending Principal Balance of the Class B Notes
     Pool A                                                         1,634,120.05
     Pool B                                                           315,894.77
                                                                    ------------                                        ------------
                                                                                                                        1,950,014.82
                                                                                                                        ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $4,365,000     Original Face $4,365,000         Balance Factor
             $ 2.283187                 $ 15.289068                   44.673879%
--------------------------------------------------------------------------------


VI. CLASS C NOTE PRINCIPAL BALANCE
       Beginning Principal Balance of the Class C Notes
            Pool A                                                  1,894,032.60
            Pool B                                                    375,142.92
                                                                    ------------
                                                                                                                        2,269,175.52

       Class C Overdue Interest, if any                                     0.00
       Class C Monthly Interest - Pool A                               10,054.16
       Class C Monthly Interest - Pool B                                1,991.38
       Class C Overdue Principal, if any                                    0.00
       Class C Monthly Principal - Pool A                              55,403.52
       Class C Monthly Principal - Pool B                              19,675.36
                                                                    ------------
                                                                                                                           75,078.88
       Ending Principal Balance of the Class C Notes
             Pool A                                                 1,838,629.08
             Pool B                                                   355,467.56
                                                                    ------------                                        ------------
                                                                                                                        2,194,096.64
                                                                                                                        ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $4,910,955      Original Face $4,910,955      Balance Factor
             $ 2.452790                  $ 15.288041                44.677596%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


VII. CLASS D NOTE PRINCIPAL BALANCE

      Beginning Principal Balance of the Class D Notes
           Pool A                                                                    1,894,032.60
           Pool B                                                                      375,142.92
                                                                                -----------------
                                                                                                                        2,269,175.52

      Class D Overdue Interest, if any                                                       0.00
      Class D Monthly Interest - Pool A                                                 11,664.08
      Class D Monthly Interest - Pool B                                                  2,310.26
      Class D Overdue Principal, if any                                                      0.00
      Class D Monthly Principal - Pool A                                                55,403.52
      Class D Monthly Principal - Pool B                                                19,675.36
                                                                                -----------------
                                                                                                                           75,078.88
      Ending Principal Balance of the Class D Notes
           Pool A                                                                    1,838,629.08
           Pool B                                                                      355,467.56
                                                                                -----------------
                                                                                                                      --------------
                                                                                                                       2,194,096.64
                                                                                                                      ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000     Ending Principal
Original Face $4,910,955        Original Face $4,910,955      Balance Factor
            $ 2.845544                     $ 15.288041                44.677596%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE
      Beginning Principal Balance of the Class E Notes
                             Pool A                                                  1,894,032.60
                             Pool B                                                    375,142.92
                                                                                ------------------
                                                                                                                        2,269,175.52

      Class E Overdue Interest, if any                                                       0.00
      Class E Monthly Interest - Pool A                                                 14,868.16
      Class E Monthly Interest - Pool B                                                  2,944.87
      Class E Overdue Principal, if any                                                      0.00
      Class E Monthly Principal - Pool A                                                55,403.52
      Class E Monthly Principal - Pool B                                                19,675.36
                                                                                ------------------
                                                                                                                           75,078.88
      Ending Principal Balance of the Class E Notes
                               Pool A                                                  1,838,629.08
                               Pool B                                                    355,467.56
                                                                                --------------------
                                                                                                                      -------------
                                                                                                                        2,194,096.64
                                                                                                                      ==============

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $4,910,955      Original Face $4,910,955      Balance Factor
            $ 3.627203                   $ 15.288041                  44.677596%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

       Beginning Residual Principal Balance
                                      Pool A                                     3,156,228.16
                                      Pool B                                       625,064.64
                                                                                --------------
                                                                                                                        3,781,292.80

       Residual Interest - Pool A                                                   19,707.11
       Residual Interest - Pool B                                                    3,908.39
       Residual Principal - Pool A                                                  92,339.20
       Residual Principal - Pool B                                                  32,792.26
                                                                                --------------
                                                                                                                          125,131.46
       Ending Residual Principal Balance
                                      Pool A                                     3,063,888.96
                                      Pool B                                       592,272.38
                                                                                --------------
                                                                                                                    ----------------
                                                                                                                        3,656,161.34
                                                                                                                    ================


X. PAYMENT TO SERVICER

          - Collection period Servicer Fee                                                                                 37,815.64
          - Servicer Advances reimbursement                                                                               237,069.01
          - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                             1,534,531.73
                                                                                                                   ----------------
        Total amounts due to Servicer                                                                                  1,809,416.38
                                                                                                                   =================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                84,171,430.65

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                              2,462,378.63

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             -------------
                 ending of the related Collection Period                                                               81,709,052.02
                                                                                                                       =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                        2,195,224.04

              - Principal portion of Prepayment Amounts                                                267,154.59

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                     -------------
                      Total Decline in Aggregate Discounted Contract Balance                         2,462,378.63
                                                                                                     =============


POOL B
          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
             beginning of the related Collection Period                                                                16,670,272.22

          Aggregate Discounted Contract Balance of Additional Contracts acquired during
             Collection Period                                                                                                  0.00

          Decline in Aggregate Discounted Contract Balance                                                                874,460.26

          Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                             -------------
             ending of the related Collection Period                                                                   15,795,811.96
                                                                                                                       =============

          Components of Decline in Aggregate Discounted Contract Balance:
              - Principal portion of Contract Payments  and Servicer Advances                          871,307.71

              - Principal portion of Prepayment Amounts                                                  3,152.55

              - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02            0.00

              - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                     Contracts during the Collection Period                                                  0.00

              - Aggregate Discounted Contract Balance of Substitute Contracts added during
                     Collection Period                                                                       0.00

              - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                     during Collection Period                                                                0.00

                                                                                                     -------------
                      Total Decline in Aggregate Discounted Contract Balance                           874,460.26
                                                                                                     =============

                                                                                                                       -------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      97,504,863.98
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


XIII. Cumulative Detail of Substituted Contracts - Prepayments

    Pool A                                                                                               Predecessor
                                                     Discounted           Predecessor                    Discounted
    Lease #      Lessee Name                         Present Value        Lease #                        Present Value
    ----------------------------------------------   ----------------     --------------------           ---------------------------
                 NONE






                                                             -------------                               ---------------------------
                                                      Totals:        $0.00                                                     $0.00

    a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                   $0.00
    b) ADCB OF POOL A AT CLOSING DATE                                                                                $161,410,790.25
    c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                           0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                        $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                              YES         NO  X


    Pool B                                                                                                Predecessor
                                                           Discounted               Predecessor           Discounted
    Lease #         Lessee Name                            Present Value            Lease #               Present Value
    -------------------------------------------------      --------------------     -------------------   --------------------------
                   NONE









                                                                   -------------                          --------------------------
                                                           Totals:         $0.00                                               $0.00

   a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                                    $0.00
   b) ADCB OF POOL B AT CLOSING DATE                                                                                  $56,843,333.29
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                              0.00%

 * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                       $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
 RELATED COLLECTION PERIOD                                      YES      NO   X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

   POOL A - NON-PERFORMING                                                                              Predecessor
                                                      Discounted                     Predecessor        Discounted
   Lease #    Lessee Name                             Present Value                  Lease #            Present Value
   -----------------------------------------------    ----------------------------   ---------------    ----------------------------
   1097-507   ADVANCED HEALTHCARE RESOURCES                          $159,644.40     1778-001                            $48,984.23
   1238-501   WILLIAM F SKINNER, M.D.                                $174,282.67     1777-001                           $325,671.26
   1505-005   NYDIC MEDICAL VENTURES VII, LLC                        $171,682.66     1855-001                           $153,223.12
   2488-001   HYDRO-TOUCH INC.                                       $110,973.88     1949-001                            $94,307.11
              CASH                                                     $5,602.11






                                                                    ---------------                      ---------------------------
                                                        Totals:      $622,185.72                                       $622,185.72

   a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                       622,185.72
   b) ADCB OF POOL A AT CLOSING DATE                                                                                $161,410,790.25
   c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                            0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
     Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                  YES      NO   X
                                                   ---      ---



      POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                      Discounted                     Predecessor        Discounted
   Lease #    Lessee Name                             Present Value                  Lease #            Present Value
   -----------------------------------------------    ----------------------------   ---------------    ----------------------------
                       None









                                                       ---------------------------                        --------------------------
                                                     Totals:   $0.00                                                           $0.00

      a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                             $0.00
      b) ADCB OF POOL B AT CLOSING DATE                                                                               $56,843,333.29
      c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                         0.00%

    * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
      THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
      BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                              $0.00
b)  Total discounted Contract Balance of Substitute Receivables                               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                           $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING
THE RELATED COLLECTION PERIOD                                  YES     NO  X
                                                                   ---    ---

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE FEBRUARY 12, 2001

XV. POOL PERFORMANCE MEASUREMENTS


1.                              AGGREGATE DISCOUNTED CONTRACT BALANCE

   CONTRACTS DELINQUENT > 90 DAYS                                 TOTAL OUTSTANDING CONTRACTS
   This Month                               95,839.17             This Month                                       97,504,863.98
   1 Month Prior                            98,034.09             1 Month Prior                                   100,841,702.87
   2 Months Prior                          178,423.35             2 Months Prior                                  104,154,946.08

   Total                                   372,296.61             Total                                           302,501,512.93

   a) 3 MONTH AVERAGE                      124,098.87             b) 3 MONTH AVERAGE                              100,833,837.64

   c) a/b                                       0.12%


2. Does a Delinquency Condition Exist (1c > 6%)?
                                                              Yes        No  X
                                                                  -----    -----

3. Restricting Event Check

   A. A Delinquency Condition exists for
        current period?                                       Yes        No  X
                                                                  -----    -----
   B. An Indenture Event of Default has occurred
        and is then continuing?                               Yes        No  X
                                                                  -----    -----

4. Has a Servicer Event of Default occurred?                  Yes        No  X
                                                                  -----    -----


5. Amortization Event Check

   A. Is 1c  > 8% ?                                           Yes        No  X
                                                                  -----    -----
   B. Bankruptcy, insolvency, reorganization;
        default/violation of any  covenant or obligation
        not remedied within 90 days?                          Yes        No  X
                                                                  -----    -----
   C. As of any Determination date, the sum of all
        defaulted contracts  since the Closing date exceeds
        6% of the ADCB on the Closing Date?                   Yes        No  X
                                                                  -----    -----




6. Aggregate Discounted Contract Balance at
        Closing Date                                   Balance  $ 218,254,123.54
                                                                ----------------


   DELINQUENT LEASE SUMMARY

                  Days Past Due      Current Pool Balance               # Leases
                  -------------      --------------------               --------
                        31 - 60          1,396,492.73                       60
                        61 - 90             99,407.83                       18
                       91 - 180             95,839.17                       19



   Approved By:
   Lisa J. Cruikshank
   Vice President